Exhibit 99.1

Calgon Carbon CorporationInvestor PresentationJune 7, 2016

Safe Harbor Statement  Today’s presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as “expect,” “believe,” “estimate,” “anticipate,” or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding the acquisition of the Activated Carbon and Filter Aid Business, future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture and acquisitions, are included herein pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause Calgon Carbon’s (the Company) actual results in future periods to be materially different from any future performance suggested herein, including, without limitation, the Company’s ability to successfully complete the acquisition of the Activated Carbon and Filter Aid Business, including satisfying the various closing conditions such as the labor group consultations, and the Company’s ability to successfully integrate the Activated Carbon and Filter Aid Business and achieve the expected results of the acquisition, including any expected synergies and the expected accretion to earnings. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company’s control. Some of the factors that could affect future performance of the Company are higher energy and raw material costs, costs of imports and related tariffs, labor relations, availability of capital and environmental requirements as they relate both to our operations and to our customers, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs. In the context of the forward-looking information provided in this presentation, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the Company’s most recent Annual Report.

Agenda

- Company Profile
- Financial Performance
- Drivers of Sales Growth
  - Mercury Removal
  - North American Drinking Water
  - Reactivation
  - Ballast Water Treatment
- Drivers of Value Creation

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 3

 Company Profile

Who We Are

- We are the world's largest producer of granular activated carbon
- We solve customer purification and separation problems with a variety of technologies
- Carbon technology is our core competency with a diverse product portfolio complemented by ultraviolet light and ION exchange

34 CITIES **,15** COUNTRIES
GLOBAL SALES REPRESENTATION

240
PATENTS

1100+
EMPLOYEES

15 FACILITIES
MANUFACTURING, REACTIVATION, EQUIPMENT

70+ YEARS EXPERIENCE

$535 million
2015 Net Sales


CalgonCarbon

CalgonCarbon® Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 5

What We Do  Develop, manufacture and supply activated carbon, other media and treatment systems to:    Reduce environmental impact and allow waste water reuse or disposal    Remove and recover contaminants from air emissions    Purify food products    Protect your personal environment    Provide clean, safe drinking water  Enhance critical stages in chemical manufacture

GRANULAR  EXTRUDED  POWDER  Activated Carbon    CLOTH

Equipment  Carbon Adsorption Systems  Ultraviolet Technology  Ion Exchange Systems  Ballast Water Treatment

Global Presence


Feluy, Belgium (HQ)
Houghton-le-Spring, UK
Ashton-in-Makerfield, UK
Tipton, UK
Grays, UK
North Tonawanda, NY
Blue Lake, CA
Columbus, OH
Findlay Twp, PA
Gila Bend, AZ
Catlettsburg, KY
Pittsburgh, PA (HQ)
Neville Island, PA
Mexico City, Mexico
Pearlington, MS
Fukui, Fukui Prefecture, Japan
Suzhou, Jiangsu Province, China
Singapore (HQ)
São Paulo, Brazil

US Sales Representation:
- San Francisco, CA
- Chicago, IL
- Baton Rouge, LA
- Lake Charles, LA
- Louisville, KY
- New York, NY
- Portland, OR
- Cleveland, OH
- Harrisburg, PA
- Philadelphia, PA
- Pittsburgh, PA
- Houston, TX
- Charlottesville, VA
- Seattle, WA
- Appleton, WI

Global Sales Representation
Manufacturing Locations
Regional Offices / HQ

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 9

Activated Carbon   Reactivation  Equipment Technologies  Consumer  $487MM(91%)  $39MM(7%)  $9MM(2%)  Market Applications  Products & Services  2015 Revenue Profile  Source: Annual report, Management analysis  * Includes FLUEPAC® mercury removal product sales.

Financial Highlights  (In millions except per share data)  2012  2013  2014  2015  Net Sales  $562.3  $547.9  $555.1  $535.0  Gross Margin %*  30.2%  33.0%  34.6%  35.8%  Operating Expense %**  16.6%  15.1%  15.7%  17.1%  Income from Operations  $39.9  $68.9  $74.6  $64.8  Net Income  $23.3  $45.7  $49.4  $43.5  Net Income Per Common Share (Diluted)  $0.41  $0.84  $0.92  $0.82  Wgt’d Avg Shares O/S (Diluted)  56.8  54.7  53.9  52.7  EBITDA %***  11.3%  17.6%  18.6%  18.6%  * Net sales less the cost of products sold as a percentage of sales (excluding depreciation & amortization expense)** Absent SAP reimplementation costs, the performance was 15% in 2014 and 16.2% in 2015.*** Earnings before interest, taxes, depreciation, and amortization as a percentage of sales

Drivers of Sales GrowthMercury RemovalNorth American Drinking WaterReactivationBallast Water Treatment

Drivers of Sales Growth

Mercury Removal



- Mercury and Air Toxics Standards (MATS) regulation driven
- Coal-fired power plants
- Cement production
- Industrial boilers
- Calgon Carbon Solution = FLUEPAC®

Reactivation


REACTIVATION
SPENT CARBON TRANSPORTED
CARBON TRANSPORTED
ON-SITE CARBON EXCHANGE

- Total cost of ownership perspective
- Sustainable practice
- Platform for expansion into new markets

North American Drinking Water



- Driven by U.S. drinking water regulations, taste & odor, other water source contaminants.
- US municipalities
- Calgon Carbon Solution = Granular Activated Carbon / Custom Municipal React / UV technology

Ballast Water



- International Maritime Organization (IMO) and US Coast Guard regulation driven
- Retrofit existing fleet
- Installation in new ship builds
- Calgon Carbon Solution = Hyde GUARDIAN®

CalgonCarbon® *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 13

Mercury Removal

Market Drivers

EPA MATS rule significantly increasing the number of U.S. power plants required to control mercury emissions in 2015 and 2016

U.S. EPA Mercury and Air Toxics Standards (MATS)

- Requires 400+ coal-fired plants (900+ generating units) to comply with mercury emissions; expect ~ 400 to use carbon
- June 2015: Supreme Court overturned District Court of Appeals decision that EPA did not need to consider costs when initiating MATS; remanded back to District Court.
- Dec. 2015: District Court remands MATS to EPA to complete cost estimate and issue final finding, w/o vacating the rule.
- Apr. 2016: EPA publishes Final Supplemental Finding in Federal Register that MATS is appropriate and necessary
    - MATS expected to remain in effect

CCC Solution

Powdered carbon injection is treatment technology of choice

Calgon Carbon's Advanced FLUEPAC® Products

- Flexibility: Complete product line including premium, advanced products that deliver superior performance
- Lowest "total" mercury control cost
- Ash sales maintenance
- 50% to 70% less carbon to meet MATS requirement
- Dry Product – improves product flow and operational performance
- Compatibility/Superior Hg removal when dry sorbent injection (DSI) is utilized for SO2 or HCl control

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 14

Mercury Market Segmentation[1]


April 2016
MATS Compliance
+ 100 - 140 MM Std. Pounds
(Total: 290-400 MM Std. Pounds)[1]
April 2015
MATS Compliance
+ 70 - 100 MM Std. Pounds
Base Market
State/Canadian Regulations
120 - 160MM Std. Pounds

- Total annual market value is estimated at ~ $170MM - $260MM by 2017[1]
- 2015 revenues = $58.2 million; 2016 revenues expected to be lower
  - Warm winter temperatures, low natural gas prices, other factors
- Expect to ultimately secure at least a 30% share of the total annual market value

1 – Total expected annual market size based on standard (1st generation) product demand & MATS remains in effect

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 15

North American Drinking Water

Issues	Regulatory Situation	Granular AC Opportunity
• Taste & odor control. • Water supplied from vulnerable surface water sources. • Disinfection byproducts (DPB) formed by chlorine reacting with natural organic matter in the water. • Drought conditions leading to sourcing water from contaminated groundwater sources. • **Unregulated contaminants (such as PFCs) impacting water supplies at potentially harmful levels.**	• U.S. EPA Safe Drinking Water Act reg's limit DBPs in drinking water (Stage 1 – 1998, Stage 2 – 2005). • Majority in compliance by July 2015. • Drinking Water Protection Act (Aug 2015): EPA to develop plan to assess and manage risks of algal toxins in public water systems. • **Many contaminants to be reviewed.** • **May 2016: EPA established a health advisory level for concentrations of PFCs at > 70 ppt.**	• **Only ~10% of water systems have installed GAC** • Multiple benefits: a barrier defense for drinking water against DBPs, taste & odor, chemical spills, algal blooms and other contaminants . • **Many municipalities currently treat DBPs with chloramines – possibly subject to future EPA regulation.** • **Public reaction to "high profile" contamination events triggering increased interest in GAC solutions.**

PFCs – Perfluorinated Compounds; ppt – parts per trillion

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 16

North American Drinking WaterGAC Market Potential  Near-term Opportunity:  Longer-term Opportunity:  US / Canada Market Potential  Installed GAC – M lbs  Stage 3 DBP - - Potential GAC Opportunity  Source: Management analysis  ***  Note: Reflects current market drivers  ~4.5% CAGR

Reactivation

Benefits

- Lower costs than using virgin carbon
- Certified destruction of the adsorbed materials (which may be classified as hazardous)
    - No landfill liabilities
    - Lower cost than incineration
- Sustainability benefits
    - Generates only 20% of the CO_2 vs. the production of virgin carbon
- Assured supply of carbon
- Expert Field Service support and logistics



REACTIVATION
SPENT CARBON TRANSPORTED
ON-SITE CARBON EXCHANGE
REACTIVATED CARBON TRANSPORTED

Reactivation Sites



North Tonawanda, NY
- Municipal

Pittsburgh, PA
- Industrial
- RCRA

Columbus, OH
- Municipal, Industrial

Catlettsburg, KY
- Industrial
- RCRA

Gila Bend, AZ
- Municipal

Blue Lake, CA *(idle)*
- Municipal



Tipton, UK
- Municipal

Grays, UK
- Municipal

Feluy, Belgium
- Municipal, Industrial

* To be shut and disposed of in 2016



Fukui, Japan
- Food, Industrial

Suzhou, China
- Industrial, municipal (conversion of muni kiln to industrial in process)

Approximately 160 municipal water systems use Custom Municipal Reactivation (CMR) in North America

CalgonCarbon® Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 18

Ballast Water Treatment

Situation

- Prevent spread of invasive species (e.g. zebra mussels)
- Expected market size $18B to $28B – 64,000 ships

Regulation

IMO

IMO

- 50 Countries with 34.81% of world tonnage have signed convention
- 30 Countries with 35% of world tonnage required; tonnage recalculated monthly
- Peru, Finland may approve soon; many expect ratification in 2016
- Compliance begins 12 months following ratification and extends for ~ 5 years

United States Coast Guard (USCG)

- Final Ballast Rule enacted June 2012
- All vessels subject to compliance as of Jan 1, 2016 – no systems Type Approved
- USCG has granted > 8,600 extensions

Hyde Marine



Hyde GUARDIAN GOLD® BALLAST WATER TREATMENT SYSTEM

- Addresses the LARGE retrofit market with a SMALL system
- New advances in filter technology have enabled the use of small filters even in extremely high sediment waters
- Expands CCC's servable market into higher flow rate systems
- Over 450 Hyde systems sold since 2010 acquisition
- Testing for updated IMO Type Approval progressing well.
  - Expect completion in Q1 2017
- Appealed USCG decision disallowing efficacy testing using MPN method for USCG Type Approval application

CalgonCarbon® Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 19

 Value Creation Drivers

Value Creation Drivers

Invest in Existing Facilities

- Production line de-bottlenecking at Big Sandy, KY plant
- Numerous other capacity-enhancing projects at Big Sandy, KY and Pearl River, MS plants
- ~80% expansion (9MM lbs) at Tipton, UK reactivation plant. Re-opened March 10, 2016
- ~40% expansion (12MM lbs) at Neville Island, PA reactivation plant

M & A

- Activated Carbon portfolio expansion
- Strengthen our presence in certain markets (Brazil; India; South Korea)
- Create a more balanced platform for growth – from a geographic, product technology, or regulatory perspective – including technologies adjacent to activated carbon
- **Planned acquisition of CECA's Activated Carbon and Filter Aid Business announced on April 14**

Revenue Growth Focus

- Maintain strong position in the mercury removal market
- Establish solid market share for Ballast Water
- Increase our presence in Latin/South America (estimated total current activated carbon market size of ~130MM lbs)
- Establish a presence in India (estimated total current activated carbon market size of ~130MM lbs)
- Launch and leverage Global Key Account Management

Other Areas

- > $145 million of value returned to stockholders in the form of share repurchases and dividends thru June 2016
- **$50 million cost improvement program**

CalgonCarbon® *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 21

M&A – Planned Acquisition
Activated Carbon and Filter Aid Business

Business Description

- Manufacturing / commercial capabilities
  - Virgin wood-based activated carbon
  - Carbon reactivation services
  - Diatomaceous earth and perlite filtration media
  - Perliting/cryogenic insulation
- Strong end market customer relationships
  - Beverage, Food, Industrial, Pharmaceutical
  - 40% of customer base uses both carbon and filtration media products
- Stable financial performance
- Solid market positions in EMEA region
- ~ 300 employees

Operating Locations


Virgin activated carbon
Carbon reactivation
Diatomaceous earth
Perlite
Perliting/cryogenic insulation
Parentis, France
Riom Es Montagnes, France
Legnago, Italy
Saint-Bauzile, France
Abidos, France
Foggia, Italy

2015 Financial Performance(1)

Year Ended December 31, 2015	
Revenue(2)	$102.5 million
EBITDA(2)	$16.7 million
EBITDA Margin	16.3%

(1) Stand-alone unaudited FY2015 financial results

(2) Using an exchange rate of €1.00 = $1.10

2015 Revenue Mix(1)


Pharma 11%
Drinking Water 10%
Other 7%
Wastewater 6%
Industrial Processes 22%
Food & Beverage 44%
Asia & ROW...
EMEA 91%
Filtration Media 48%
Activated Carbon 52%

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2015 | Slide 22

A More Balanced Growth Platform

	CalgonCarbon (1)	+ Activated Carbon & Filter Aid Business (2)	= CalgonCarbon Pro Forma (3)
Overview	Employees: ~1,125 Production Facilities: - USA:8; Europe:5; Asia:2 Revenue: $535.0M EBITDA: $99.6M EBITDA Margin: 18.6%	Employees: ~300 Production Facilities: - Europe: 5 Revenue: $102.5M EBITDA: $16.7M EBITDA Margin: 16.3%	Employees: ~1,425 Production Facilities: - USA:8; Europe:10; Asia:2 Revenue: $637.5M EBITDA: $116.3M EBITDA Margin: 18.2%

Revenue by Geography


Asia 16%
EMEA 24%
Americas 60%


Asia and ROW 9%
EMEA 91%


Asia 15%
Americas 50%
EMEA 35%

Revenue by End Market


Consumer 2%
Specialty 8%
Drinking Water 24%
Air Pollution 20%
Wastewater 21%
Food & Beverage 12%
Industrial Processes 13%


Pharma 11%
Drinking Water 10%
Other 7%
Wastewater 6%
Industrial Processes 22%
Food & Beverage 44%


Other 1%
Consumer 2%
Pharma 2%
Specialty 7%
Drinking Water 22%
Air Pollution 17%
Wastewater 18%
Food & Beverage 17%
Industrial Processes 14%

(1) *Audited FY2015 financial results*

(2) *Stand-alone unaudited FY2015 financial results; financials based on an exchange rate of €1.00 = $1.10*

(3) *Pro forma information based on summation of Calgon Carbon audited results and stand-alone unaudited results for Activated Carbon & Filter Aid Business.*

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2015 | Slide 23

Creating a More Balanced Platform for Growth

Expanded core activated carbon portfolio and know-how

- Adds steam, chemical and washed wood-based activated carbon

Broader capabilities

- Adds adjacent filtration media technologies

Diversifies regulatory and traditional end market growth opportunities

Strengthened position in Europe

- Leverage global account management and distribution channels across customer base

Expected to be accretive to diluted EPS in 2017(1)

Expansion into targeted geographies and end markets

- Gateway into pharmaceutical industry in India
- Additional reactivation services in southern region of Western Europe

Strong balance sheet supports transaction while preserving ability to pay regular quarterly dividend

(1) *Excludes purchase accounting adjustments*

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2015 | Slide 24

Cost Improvement Plan

Phase I	Phase II	Phase III*
$10M	$10M	$20M
• Organization and staffing	• Product rationalization	• Virgin plant optimization project
• Pearl River Plant improvements	• Organization and staffing	• New investment projects
• Datong closure	• Global procurement initiatives	• Long-term coal supply strategy
• R&D spending cuts	• Transportation and warehousing efficiency improvements	

2015 Cost Improvement Program *

$10M

- Benefits expected in 2016 and 2017
- Generated from
  - Global warehouse optimization
  - Product procurement alliances
  - Operational efficiency investment projects
  - Reactivation efficiencies and cost improvements

* Estimated $5M from Phase III and $10M from additional 2015 program to be captured approximately 50% in 2016 and 2017

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2015 | Slide 25

 Resulting Margin Improvement  30.2%  35.8% 30.0% 32.0% 34.0% 36.0% 2012 2013 2014 2015 Pre-D&A Gross Margin % Trends

 Thank You

 Appendix

North American Drinking Water Market

Size of Primary Market:	~8,900 systems
Systems using GAC:	~900 systems
CCC Accounts:	~450 systems
CCC CMR Act's:	~158 systems
Add'l CMR Opportunity	> 200 systems



Community Water Systems
(Size and Population Served)
Very Large*
133,100,000
~400 systems
Large*
106,300,000
~3,700 systems
Medium*
28,100,000
~4,800 systems
Small
19,900,000
~14,000 systems
Very Small
4,900,000
~29,000 systems

* Calgon Carbon Primary Target Market Segments

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 29